Supplement dated March 9, 2005 to the Prospectus dated May 28, 2004 for the Pacific Portfolios for Bank One variable annuity contract issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in the Prospectus referred to above unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Contract Owner.

This supplement must be preceded or accompanied by the Prospectus dated May 28, 2004.

This supplement changes the Prospectus as follows:

YOUR INVESTMENT OPTIONS is amended as follows:

The disclosure regarding the One Group Investment Trust Mid Cap Value Portfolio and One Group Investment Trust Mid Cap Growth Portfolio in the Your Variable Investment Options chart is replaced with the following:

ONE GROUP
INVESTMENT		THE PORTFOLIO’S	PORTFOLIO
TRUST PORTFOLIO	INVESTMENT GOAL	MAIN INVESTMENTS	MANAGER
One Group Investment Trust Mid Cap Value Portfolio	Capital appreciation with a secondary goal of achieving current income by investing primarily in equity securities.	Equity securities of companies with market capitalizations similar to those within the universe of the Russell Mid Cap Value Index at the time of investment.	Banc One Investment Advisors

One Group Investment Trust Mid Cap Growth Portfolio	Growth of capital and secondarily, current income by investing primarily in equity securities.	Securities that have the potential to produce above- average earnings growth per share over a one-to-three year period. The Portfolio typically invests in mid-cap companies with market capitalizations similar to those within the universe of the Russell Mid Cap Growth Index at the time of investment.	Banc One Investment Advisors

Form No. B1PSUP205